EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ M. Shân Atkins

Print Name:	M. Shân Atkins

Date:	September 2, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Frank M. Gambino

Print Name:	Frank M. Gambino

Date:	August 27, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Frederick J. Morganthall, II

Print Name:	Frederick J. Morganthall, II

Date:	August 24, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Date:	August 24, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Timothy J. O'Donovan

Print Name:	Timothy J. O'Donovan

Date:	August 24, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Kenneth T. Stevens

Print Name:	Kenneth T. Stevens

Date:	August 24, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Craig C. Sturken

Print Name:	Craig C. Sturken

Date:	September 1, 2009

POWER OF ATTORNEY

                    The undersigned, in the capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, one or more Registration Statements on Form S-8 for the Spartan Stores, Inc. Associate Stock Purchase Plan of 2009 and any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ James F. Wright

Print Name:	James F. Wright

Date:	August 25, 2009